As filed with the Securities and Exchange Commission on March 8, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number (811-21675)

WY Funds
(Exact name of registrant as specified in charter)

5502 N. Nebraska Avenue, Tampa, Florida, 33604
(Address of principal executive offices) (Zip code)

M. Brent Wertz
Wertz York Capital Management Group LLC
5502 N. Nebraska Avenue, Tampa, Florida, 33604
(Name and address of agent for service)

813-238-4800
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2012

Date of reporting period:  12/31/2012

Item 1. Reports to Stockholders.

Annual Report

December 31, 2012

Fund Adviser:
Wertz York Capital Management Group, LLC
5502 North Nebraska Avenue
Tampa, FL 33604
Toll Free: 866-319-3655

Must be preceded or accompanied by a prospectus. Please read it carefully before investing.

Management Discussion and Analysis (Unaudited)
Investment Results – Period Ended December 31, 2012

As indicated by the following tables, the Core Fund Class I returned -0.18% for the fiscal year 2012 and Class Y returned 0.02%. Both share classes (the Fund) underperformed the 1-Year Constant Maturity Treasury Index; Class I by 35 basis points and Class Y by 15 basis points (a basis point is equal to 1/100th of 1%).

The majority of the underperformance is explained by two factors. The first was the low interest rate environment resulting in Core Fund’s yield declining throughout the fiscal year. The second was that management used derivatives to hedge against a decline in the value of longer term securities if interest rates rose. As U.S. Government bonds rallied throughout the year, this interest rate hedge performed poorly. Combined, the declining yield was not sufficient to offset the impact of the interest rate hedge on the Fund’s net asset value.

Management’s outlook for 2013 is for interest rates to remain relatively flat for the short part of the yield curve, as the Federal Reserve has indicated there will be no changes to its accommodative interest rate policy until certain economic targets have been reached; but management expects interest rates for the longer part of the yield curve to begin to rise as the market prices in the increase in global Gross Domestic Product and improving economic fundamentals.

Annualized Rates of Return (I - Class) As of 12/31/2012
Time Period	1-YR CMT**	The Fund (I Shares)
1 Year (2012)	0.17%	-0.18%
5 Year (2012)	0.57%	1.38%
10 Year (2012)	1.89%	2.10%
Inception-to-Date (01/09/2002)	1.91%	2.14%

Gross expense ratio: 1.36%1 Net expense ratio: 0.75%1 (after Adviser waiver of 0.61%)
The advisor has contractually agreed to waive certain fees and/or reimburse certain expenses through April 30, 2013

Annualized Rates of Return (Y - Class) As of 12/31/2012
Time Period	1-YR CMT**	The Fund (Y Shares)
1 Year (2011)	0.17%	0.02%
5 Year (2012)	0.57%	1.60%
Inception-to-Date (05/01/2007)	1.00%	2.07%

Gross expense ratio: 1.36%1 Net expense ratio: 0.55%1 (after Adviser waiver of 0.81%)
The advisor has contractually agreed to waive certain fees and/or reimburse certain expenses through April 30, 2013
1 The gross expense ratio and net expense ratio for each class are for the fiscal year ended 12/31/2011, as disclosed in the Fund’s prospectus, and may differ from the 2012 results presented in the financial highlights section of this report.

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-319-3655. Class Y shares impose a 1.00% redemption fee on shares redeemed within 120 days or less of purchase. Performance data does not reflect the redemption fee. If it had, returns would be lower. Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The 1-Year Constant Maturity Treasury Index is an unmanaged index of US Treasury bonds that assumes reinvestment of all distributions and excludes the effect of taxes and fees. You cannot invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.
Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may employ hedging strategies that include the use of options, futures, and derivatives, which involve additional risks such as volatility, illiquidity, and potential for loss.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Core Fund is distributed by Quasar Distributors, LLC.

THE CORE FUND
COMPARISON WITH INDEX (Unaudited)
DECEMBER 31, 2012

Class I Shares:

Class Y Shares:

THE CORE FUND
EXPENSE EXAMPLE
DECEMBER 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees; and indirect ongoing costs, including management fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six month period of July 1, 2012 through December 31, 2012.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 Through December 31, 2012

Actual - Class I	$1,000.00	$998.30	$3.82
Hypothetical
(5% return before expenses)	1,000.00	1,021.32	3.86

Actual - Class Y	$1,000.00	$999.30	$2.66
Hypothetical
(5% return before expenses)	1,000.00	1,022.47	2.69

* Expenses are equal to the Fund’s annualized expense ratio of 0.76% for Class I and 0.53% for Class Y, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half year period). The Fund’s ending account value on the first line in the table is based on its actual total return of (0.17%) for Class I and (0.07)% for Class Y for the six-month period of July 1, 2012 to December 31, 2012.

THE CORE FUND
FUND PROFILE
DECEMBER 31, 2012

Asset Allocation
(% of Net Assets)
U.S. Government & Agency Obligations	82.87%
Short Term Investments	16.64%
Other Assets in Excess of Liabilities	0.49%
Total Net Assets	100.00%

THE CORE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2012

	Principal	Fair
	Amount	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 82.87%
FHLB - 14.53%
0.200%, 09/12/2013	$500,000	$500,156
0.210%, 08/20/2013	250,000	250,087
0.240%, 01/17/2017 (a)	3,000,000	3,000,597
0.560%, 06/11/2015 (a)	2,000,000	2,014,408
4.805%, 08/20/2015	134,479	142,283
5.250%, 09/15/2017	427,000	460,861
5.250%, 12/11/2020 (b)	10,000,000	12,825,000
5.750%, 06/12/2026 (b)	7,000,000	9,537,500
		28,730,892
FFCB - 0.20%
0.180%, 08/07/2013	400,000	400,001

FHLMC - 15.61%
0.500%, 02/24/2015	1,000,000	1,001,885
1.875%, 03/13/2019	2,200,000	2,239,983
5.680%, 02/03/2027	2,000,000	2,393,000
Pool 781955, 2.411%, 05/01/2034 (a)	229,333	243,782
Pool E01489, 4.500%, 11/01/2018	486,856	520,712
Pool T69024, 4.500%, 06/01/2042	680,400	715,460
Pool 1B1691, 3.008%, 05/01/2034 (a)	450,400	481,597
Pool G12402, 5.000%, 11/01/2021	521,317	561,200
Pool C90779, 5.000%, 01/01/2024	269,474	290,055
Pool G30284, 5.000%, 02/01/2026	350,356	381,712
Pool N31477, 5.000%, 01/01/2038	598,282	639,394
Pool G12785, 5.500%, 08/01/2017	180,715	194,386
Pool G11759, 5.500%, 12/01/2018	263,323	283,243
Pool G13161, 5.500%, 05/01/2023	248,566	268,301
Pool 1G2084, 5.630%, 08/01/2037 (a)	385,888	416,244
Pool 1N1628, 5.700%, 06/01/2037 (a)	442,203	477,390
Pool C91000, 6.000%, 11/01/2026	666,225	727,308
Pool D97199, 6.000%, 02/01/2027	683,332	744,275
Pool G30360, 6.000%, 10/01/2027	545,750	594,423
Pool 847661, 6.060%, 12/01/2036 (a)	269,174	292,664
Series 4057, 0.659%, 06/15/2042 (a)	1,868,179	1,882,912
Series 3726, 2.000%, 08/15/2020 (b)	2,640,287	2,709,594
Series 4050, 2.000%, 05/15/2041	974,117	988,593
Series 4088, 2.500%, 12/15/2040	1,974,274	2,045,451
Series 3726, 2.750%, 04/15/2025	1,415,883	1,459,096
Series 3780, 3.750%, 04/15/2024	985,905	1,011,543
Series 3659, 4.000%, 04/15/2025	205,078	217,430
Series 2776, 4.000%, 01/15/2034	330,700	352,088
Series 2863, 4.500%, 09/15/2019	164,876	165,727
Series 2827, 4.500%, 01/15/2023	463,726	482,901
Series 3697, 4.500%, 09/15/2031	200,855	206,216
Series 3499, 4.500%, 08/15/2036	657,443	691,301
Series 3828, 4.500%, 03/15/2041	1,646,921	1,775,812
Series 2542, 5.000%, 12/15/2017	364,815	389,698
Series 2941, 5.000%, 05/15/2033	661,152	672,779
Series 3414, 5.000%, 12/15/2036	287,313	295,889
Series 3635, 5.000%, 02/15/2038	1,502,549	1,540,977

The accompanying notes are an integral part of these financial statements.

	Principal	Fair
	Amount	Value
FHLMC - 15.61% (Continued)
Series 3349, 6.000%, 09/15/2036	$478,764	$527,006
		30,882,027
FNMA - 45.38%
0.440%, 10/27/2014 (a)(b)	20,000,000	20,100,000
0.500%, 08/21/2018	2,000,000	2,000,120
0.550%, 11/27/2017	2,000,000	2,009,606
0.600%, 11/14/2017	5,000,000	5,049,095
0.625%, 09/26/2017	1,000,000	1,002,856
0.625%, 09/27/2017	1,000,000	1,002,034
0.700%, 08/22/2017	600,000	601,172
0.750%, 09/12/2017	1,000,000	1,002,888
1.000%, 08/29/2016	2,500,000	2,506,245
1.000%, 09/20/2017	2,500,000	2,501,222
1.050%, 08/28/2017	3,000,000	3,021,624
1.250%, 09/27/2018	3,000,000	3,007,716
1.330%, 10/24/2019	2,500,000	2,499,342
5.450%, 10/18/2021 (b)	7,250,000	8,594,875
6.000%, 04/18/2036 (b)	8,150,000	9,629,225
Pool 843024, 2.279%, 09/01/2035 (a)	328,489	348,463
Pool 851297, 2.475%, 09/01/2035 (a)	310,191	326,397
Pool MA1168, 2.500%, 09/01/2022	959,462	1,007,335
Pool 469239, 2.690%, 10/01/2018	612,982	659,818
Pool 467080, 3.090%, 01/01/2016	500,000	531,570
Pool 468919, 3.150%, 08/01/2018	1,100,000	1,205,131
Pool 467390, 4.160%, 03/01/2021	487,782	562,558
Pool 802854, 2.328%, 12/01/2034 (a)	320,860	341,590
Pool 826046, 2.537%, 07/01/2035 (a)	437,873	464,296
Pool 725647, 4.500%, 07/01/2019	400,063	431,576
Pool 255547, 4.500%, 01/01/2020	406,456	438,473
Pool MA0706, 4.500%, 04/01/2031	746,563	811,842
Pool AI5924, 4.500%, 07/01/2041	735,990	787,694
Pool 735529, 2.630%, 08/01/2034 (a)	405,433	430,503
Pool 254985, 5.000%, 11/01/2023	292,872	321,920
Pool 254192, 5.500%, 02/01/2022	255,847	278,065
Pool 255182, 5.500%, 04/01/2024	322,490	353,720
Pool 257164, 5.500%, 04/01/2028	468,593	509,872
Pool AA3303, 5.500%, 06/01/2038	533,698	580,795
Pool 889634, 6.000%, 02/01/2023	470,840	517,494
Pool 256962, 6.000%, 11/01/2027	585,651	640,994
Pool 256651, 6.000%, 03/01/2037	209,157	226,438
Pool 941676, 6.000%, 05/01/2037	377,332	408,508
Pool 256890, 6.000%, 09/01/2037	201,219	217,844
Series 2010-116, 2.000%, 08/25/2020	1,391,496	1,427,018
Series 2011-33, 3.000%, 02/25/2038	1,347,596	1,370,217
Series 2010-149, 3.500%, 11/25/2040 (b)	1,762,825	1,902,612
Series 2010-57, 3.750%, 06/25/2025	549,079	580,379
Series 2010-79, 4.000%, 09/25/2024	561,136	576,921
Series 2010-19, 4.000%, 02/25/2039	1,392,462	1,444,189
Series 2010-15, 4.000%, 03/25/2039	706,416	754,442
Series 2003-80, 4.500%, 08/25/2018	701,922	744,519
Series 2003-74, 4.500%, 08/25/2018	1,493,416	1,593,934
Series 2008-51, 4.500%, 11/25/2022	366,985	379,038
Series 2003-119, 4.500%, 04/25/2033	214,732	228,720
Series 2004-28, 4.500%, 01/25/2034	545,177	601,438
Series 2009-3, 5.000%, 01/25/2049	328,038	352,450
Series 2007-B2, 5.500%, 12/25/2020	15,919	16,165

The accompanying notes are an integral part of these financial statements.

	Principal	Fair
	Amount	Value
FNMA - 45.38% (Continued)
Series 2007-42, 5.500%, 01/25/2036	$370,718	$385,570
Series 2006-126, 5.500%, 04/25/2036	70,201	73,345
Series 2001-64, 6.000%, 11/25/2016	376,918	399,720
		89,761,593
GNMA - 7.15%
Pool 004796, 4.500%, 09/20/2040	630,606	672,608
Pool 080965, 1.750%, 07/20/2034 (a)	277,621	288,762
Pool 082212, 3.000%, 11/20/2038 (a)	508,752	537,692
Pool 004362, 5.000%, 02/20/2039	180,925	190,205
Pool 004513, 5.000%, 08/20/2039	257,524	270,733
Pool 004554, 5.000%, 10/20/2039	154,571	162,499
Pool 080701, 1.750%, 06/20/2033 (a)	116,397	121,961
Pool 080825, 2.125%, 02/20/2034 (a)	89,378	93,017
Pool 686743, 5.500%, 05/20/2038	795,566	873,416
Series 2010-112, 2.000%, 03/16/2035	1,596,708	1,624,994
Series 2010-50, 2.500%, 12/20/2038	2,315,859	2,392,719
Series 2010-113, 2.500%, 02/16/2040	897,984	930,520
Series 2011-75, 3.500%, 05/16/2041	806,828	871,133
Series 2008-6, 4.250%, 09/20/2037	669,710	708,478
Series 2010-14, 4.500%, 02/16/2040	789,016	868,765
Series 2010-61, 5.000%, 05/20/2021	2,026,834	2,233,411
Series 2003-97, 5.000%, 05/20/2033	1,180,584	1,289,957
		14,130,870
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $157,362,164)		163,905,383

	Principal	Fair
	Amount/Shares	Value
SHORT-TERM INVESTMENTS - 16.64%
Money Market Funds - 14.11%
Fidelity Institutional Prime Money Market Portfolio, 0.14% (c)	23,172,072	23,172,072
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, 0.14% (c)	4,731,854	4,731,854
TOTAL MONEY MARKET FUNDS (Cost $27,903,926)		27,903,926

Certificates of Deposit - 2.53%
Ally Bank, 1.15%, 08/31/2015	250,000	250,601
American Express Centurion, 1.00%, 07/06/2015	250,000	249,956
Apple Bank for Savings, 0.45%, 03/12/2013	250,000	250,034
Bank of Baroda, 0.65%, 12/20/2013	250,000	250,205
Bank Of China (NY), 0.60%, 03/26/2014	250,000	249,794
Beal Bank USA, 0.40%, 12/18/2013	250,000	249,616
BMW Bank North America, 0.75%, 09/22/2014	250,000	250,403
Discover Bank, 1.65%, 08/29/2017	250,000	252,995
Everbank/Jacksonville, Florida, 0.50%, 03/28/2013	250,000	250,071
Firstbank Puerto Rico, 0.80%, 11/03/2014	250,000	250,223
Goldman Sachs Bank USA, 1.70%, 08/29/2017	250,000	253,106
Oriental Bank & Trust, 0.35%, 03/21/2013	250,000	249,987
Sovereign Bank, 0.75%, 10/17/2014	250,000	250,000
TIB The Independent Bank, 0.30%, 01/30/2013	250,000	250,000
Safra National Bank, 0.40%, 12/30/2013	250,000	249,574
GE Capital Bank, 1.35%, 08/24/2016	250,000	249,960
GE Capital Bank, 1.65%, 08/24/2017	250,000	252,472
Sallie Mae Bank/Murray, 1.70%, 08/29/2017	250,000	252,542
Mizrahi Tefahot Bank/LA, 0.35%, 06/19/2013	250,000	249,929
Mizuho Corporate Bank/NY, 0.30%, 03/26/2013	250,000	250,006
TOTAL CERTIFICATES OF DEPOSIT (Cost $5,000,000)		5,011,474
TOTAL SHORT-TERM INVESTMENTS (Cost $32,903,926)		32,915,400
Total Investments (Cost $190,266,090) - 99.51%		$196,820,783
Other Assets in Excess of Liabilities - 0.49%		959,291
TOTAL NET ASSETS - 100.00%		$197,780,074

The accompanying notes are an integral part of these financial statements.

Percentages are stated as a percent of net assets.
(a)	Variable rate securities, the coupon rate shown is the effective interest rate as of December 31, 2012.
(b)
Securities for which market quotations are not readily available are valued at fair value determined by the Adviser and compared to independent third party sources. Such values are approved on a quarterly basis by the Board of Trustees. The total fair value of such securities at December 31, 2012 is $65,298,806, which represents 33.02% of total net assets.

(c)	The rate listed is the fund’s 7-day yield as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

THE CORE FUND
SCHEDULE OF SHORT FUTURES CONTRACTS
DECEMBER 31, 2012

Number		Unrealized
of Contracts		Appreciation

225	U.S. Treasury 10-Year Note Futures Contract
	Expiring March 2013 (Underlying Face Amount at Fair Value $29,875,781)	$115,453

As of December 31, 2012, margin deposits of $334,126 have been pledged in connection with open short futures contracts, a portion of which represents the required initial margin deposit on open short futures contracts.

The accompanying notes are an integral part of these financial statements.

THE CORE FUND
STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012

Assets:
Investments, at fair value (cost: $190,266,090)	$196,820,783
Receivables:
Securities sold	11,229
Interest	591,521
Other receivables	64,649
Variation margin on futures contracts	38,672
Deposit at broker	334,126
Prepaid expenses	24,300
Total Assets	197,885,280

Liabilities:
Advisory fees	64,302
Shareholder servicing fees payable	8,544
Trustee fees	2,161
Accrued expenses	30,199

Total Liabilities	105,206

Net Assets	$197,780,074

Net Assets consist of:
Paid-in capital	210,875,558
Accumulated undistributed net investment income	146,237
Net accumulated realized loss on investments	(19,911,867)
Net unrealized appreciation on:
Investments	6,554,693
Futures contracts	115,453
Net Assets	$197,780,074

Class I
Net Assets	$1,996,965
Shares outstanding (Unlimited number of shares of beneficial interest authorized)	215,575
Net Asset Value, offering and redemption price per share ($1,996,965 / 215,575 shares)	$9.26

Class Y
Net Assets	$195,783,109
Shares outstanding (Unlimited number of shares of beneficial interest authorized)	21,116,882
Net Asset Value, offering and redemption price per share ($195,783,109 / 21,116,882 shares)	$9.27

The accompanying notes are an integral part of these financial statements.

THE CORE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

Investment Income:
Interest	$3,637,049
Total Investment Income:	3,637,049

Expenses:
Investment advisory fees (See Note 5)	1,954,239
Service fees (See Note 5)
Class I	1,333
Class Y	487,192
Legal expenses	37,101
Compliance officer compensation fees	37,509
Insurance expenses	24,344
Audit expenses	17,297
Trustee expenses	15,043
Custody expenses	14,040
Interest expense	2,720
Other expenses	51,146
Total Expenses:	2,641,964

Expenses waived and reimbursed (See Note 5)
Class I	(3,277)
Class Y	(1,578,563)
Total Waivers:	(1,581,840)
Total Net Expenses:	1,060,124

Net investment income	2,576,925

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments	(140,556)
Purchased options	(464,203)
Written options	8,375
Futures contracts	(2,092,375)

Net change in unrealized appreciation (depreciation) on transactions from:
Investments	(173,964)
Futures contracts	370,312
Net realized and unrealized gain (loss) on investments	(2,492,411)

Net increase in net assets resulting from operations	$84,514

The accompanying notes are an integral part of these financial statements.

THE CORE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,576,925	$3,372,436
Net realized loss on investments, options, and futures contracts	(2,688,759)	(5,808,589)
Net change in unrealized appreciation on investments and futures contracts	196,348	2,485,967
Net increase in net assets resulting from operations	84,514	49,814

Distributions to shareholders from:
Net investment income - Class I	(7,328)	(79,858)
Net investment income - Class Y	(3,162,967)	(3,508,325)
Total distributions	(3,170,295)	(3,588,183)

Capital share transactions:
Shares sold:
Class I	1,750,000	--
Class Y	43,953,173	39,328,364
Shares reinvested:
Class I	5,243	79,542
Class Y	3,141,661	3,494,313
Shares redeemed:
Class I	(5,116,087)	(250,902)
Class Y	(52,420,608)	(56,092,362)
Decrease in net assets from capital share transactions	(8,686,618)	(13,441,045)

Total decrease in net assets	(11,772,399)	(16,979,414)

Net Assets:
Beginning of year	209,552,473	226,531,887
End of year	$197,780,074	$209,552,473

Accumulated undistributed net investment income	$146,237	$137,455

Share Transactions:
Shares sold:
Class I	188,375	--
Class Y	4,707,623	4,157,532
Shares reinvested:
Class I	563	8,368
Class Y	335,995	367,385
Shares redeemed:
Class I	(543,686)	(26,544)
Class Y	(5,606,197)	(5,924,981)
Net decrease from share transactions	(917,327)	(1,418,240)

The accompanying notes are an integral part of these financial statements.

THE CORE FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2012

Increase (decrease) in cash--

Cash flows from operating activities:
Net increase in net assets from operations	$84,514
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash from operating activities:

Purchases of investment securities	(85,509,627)
Proceeds from disposition of investment securities	100,578,344
Purchase of short term investment securities, net	(4,984,783)
Accretion of discount/amortization of premium, net	881,770
Decrease in deposits with brokers for futures	43,874
Decrease in receivable for securities sold	19,044
Decrease in interest receivable	98,344
Increase in other receivables	(7,611)
Increase in prepaid expenses	(19,976)
Increase in receivable for variation margin, net	(93,485)
Decrease in accrued advisory fees	(12,027)
Decrease in accrued expenses	(13,673)
Unrealized depreciation on investment securities and options	173,964
Net realized loss on investment securities	140,556
Net realized loss on purchased options	464,203
Net cash provided by operating activities	11,843,431

Cash flows used in financing activities:
Proceeds from shares sold	45,703,173
Payment on shares redeemed	(57,536,695)
Distributions paid in cash	(23,391)
Net cash used in financing activities	(11,856,913)

Net decrease in cash	(13,482)

Cash:
Beginning balance	13,482
Ending balance	$-

Supplemental information:
Cash paid for interest expense	$2,720
Noncash financing activity - reinvestment of dividend distributions	$3,146,904

The accompanying notes are an integral part of these financial statements.

THE CORE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

CLASS I	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009		December 31, 2008

Net Asset Value,
Beginning of Year	$9.41	$9.57	$9.67	$9.69		$9.83

Investment Operations:
Net investment income	0.04	0.13	0.19	0.25		0.44
Net realized and unrealized gain/(loss) on investments	(0.06)	(0.15)	(0.09)	0.04	(a)	(0.13)
Total from investment operations	(0.02)	(0.02)	0.10	0.29		0.31

Distributions from:
Net investment income	(0.13)	(0.14)	(0.20)	(0.31)		(0.45)
Total distributions	(0.13)	(0.14)	(0.20)	(0.31)		(0.45)

Net Asset Value, End of Year	$9.26	$9.41	$9.57	$9.67		$9.69

Total Return	-0.18%	-0.26%	1.08%	3.07%		3.24%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1,997	$5,369	$5,630	$5,819		$29,205
Ratio of expenses to average net assets:
Before fee waiver (Including interest expense)	1.33%	1.31%	1.09%	1.19%		1.89%
Before fee waiver (Excluding interest expense)	1.33%	1.31%	1.04%	1.09%		1.06%
After fee waiver (Including interest expense)	0.73%	0.80%	0.78%	0.79%		1.49%
After fee waiver (Excluding interest expense)	0.73%	0.80%	0.73%	0.69%		0.66%
Ratio of net investment income to average net assets:
Before fee waiver	0.43%	0.82%	1.69%	2.74%		4.19%
After fee waiver	1.03%	1.33%	2.00%	3.14%		4.59%
Portfolio turnover rate	51%	78%	82%	71%		62%

(a)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period.
It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions in the period.

The accompanying notes are an integral part of these financial statements.

THE CORE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

CLASS Y	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008

Net Asset Value, Beginning of Year	$9.42	$9.57	$9.67	$9.70	$9.84

Investment Operations:
Net investment income	0.12	0.15	0.21	0.33	0.48
Net realized and unrealized gain/(loss) on investments	(0.12)	(0.14)	(0.09)	(0.02)	(0.14)
Total from investment operations	0.00	0.01	0.12	0.31	0.34

Distributions from:
Net investment income	(0.15)	(0.16)	(0.22)	(0.34)	(0.48)
Total distributions	(0.15)	(0.16)	(0.22)	(0.34)	(0.48)

Net Asset Value, End of Year	$9.27	$9.42	$9.57	$9.67	$9.70

Total Return	0.02%	0.05%	1.30%	3.22%	3.49%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$195,783	$204,184	$220,902	$176,401	$160,160
Ratio of expenses to average net assets:
Before fee waiver (Including interest expense)	1.35%	1.31%	1.09%	1.19%	1.89%
Before fee waiver (Excluding interest expense)	1.35%	1.31%	1.04%	1.09%	1.06%
After fee waiver (Including interest expense)	0.54%	0.60%	0.56%	0.54%	1.24%
After fee waiver (Excluding interest expense)	0.54%	0.60%	0.51%	0.44%	0.41%
Ratio of net investment income to average net assets:
Before fee waiver	0.51%	0.82%	1.65%	2.74%	4.19%
After fee waiver	1.32%	1.53%	2.18%	3.39%	4.84%
Portfolio turnover rate	51%	78%	82%	71%	62%

The accompanying notes are an integral part of these financial statements.

The Core Fund
Notes to Financial Statements
December 31, 2012

NOTE 1. ORGANIZATION

The Core Fund (the “Fund”), a diversified series of WY Funds (the “Trust”), is a registered open-end investment company, established under the laws of Ohio by an Agreement and Declaration of Trust dated October 20, 2004 (the “Trust Agreement”). On January 3, 2005, the Trust and the Board of Trustees of the AmeriPrime Advisors Trust (“AmeriPrime”), respectively, approved the reorganization of the Fund, a series of AmeriPrime, into a newly created series of the Trust with the same fund name. The tax-free reorganization was effective February 7, 2005.

The Fund currently offers two share classes; Class I and Class Y. Class I shares were first offered to the public when the Fund commenced operations on January 9, 2002. On May 1, 2007, the Fund commenced operations of Class Y shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the Fund as declared by the Trustees. Expenses attributable to any class are borne by that class, and thus the net asset values per share of the classes may differ. On matters affecting only one class, only shareholders of that class may vote. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

The Fund is the only series of the Trust currently authorized by the Trustees. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Fund’s adviser is Wertz York Capital Management Group, L.L.C. (the “Adviser”). The Fund’s investment objective is to achieve a high level of income over the long term consistent with the preservation of capital.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - There is no provision for federal income tax. The Fund intends to continue to qualify each year as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its net investment income and net realized capital gains.

Security Transactions and Related Income and Expenses - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the effective interest method. The investment income and expenses of the Fund (other than class specific expense waivers for shareholder service fees) and realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. Distributions are recorded on the ex-date. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. As of December 31, 2012, the Fund’s most recent fiscal year, the Fund has made the following reclassifications on the Statement of Assets and Liabilities:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss	Paid-In Capital
$602,152	$101,713	$(703,865)

The permanent differences relate to differing book and tax methods of accounting.

Use of Estimates - Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees – The Fund charges a 1.00% redemption fee on Class Y shareholders who redeem shares held for 120 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

Options Transactions - The Fund utilizes options in an attempt to manage market or business risk or enhance returns. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the option written. When an option written expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option. With written options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the fair value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid. See additional detail regarding the Fund’s transactions in options in Note 4.

Futures Contracts and Options on Futures Contracts - The Fund is subject to securities price risk and interest rate risk in the normal course of pursuing its investment objectives. The Fund uses futures contracts and options on such futures contracts, to gain exposure to, or hedge against changes in the value of securities and interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets. See additional detail regarding the Fund’s transactions in futures contracts in Note 4.

Reverse Repurchase Agreements – Reverse repurchase agreements involve a sale of a security by the Fund to a bank or securities dealer and the Fund’s simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. The securities sold are carried as assets in the financial statements and are measured at fair value. The proceeds of the sale are reported as liabilities and are carried at amortized cost. Interest incurred on reverse repurchase agreements is recognized as interest expense over the life of each agreement. These transactions involve a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase transactions are leveraging transactions that may increase the volatility of the Fund’s investment portfolio. Regulatory interpretations of the limitations on indebtedness applied by the 1940 Act require the Fund to segregate cash or certain liquid securities when entering into leveraging transactions.

Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on returns filed for open tax years ended December 31, 2009 through 2011, or to be taken on the Fund’s 2012 tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Events Subsequent to the Fiscal Period End – In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

Recent Accounting Pronouncement – In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective applications for all comparative periods presented. The Fund is currently evaluating the impact ASU 2011-11 will have on the financial statements disclosures.

NOTE 3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 -	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows.

U.S. Government Securities - U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using prices furnished by a pricing service. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. U.S. government and agency securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities. In cases where the Adviser has decided that the price provided by the pricing service does not accurately reflect fair value, the Adviser will value U.S. government and agency obligations based on a methodology which incorporates the security’s yield based on its stated call date, estimated weighted average life of the security, and the yields of newly issued securities with similar terms and maturity dates relative to the security’s call provisions. The significant unobservable inputs used in the fair value measurement of Agency issued debt are yield spreads of Agency issued debt to U.S. government securities (in the absence of trading volume in such Agency issued securities). The fair value measure applies a yield-to-maturity or yield-to-call to Agency issued debt at a spread to comparable maturing Treasuries. A significant increase (decrease) in the yield spread of Agency issued debt over Treasury issued debt would result in a decrease (increase) in the fair value measure. Securities priced using these methodologies have generally been categorized as Level 3.

Asset Backed Securities - The fair value of asset backed securities is estimated on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The Adviser also considers additional inputs such as the security and the creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuances in developing its estimate of fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be generally categorized as Level 3.

Open-End Mutual Funds - Investments in open-end mutual funds, including money market funds, are generally valued at their net asset value per share provided by the service agent of the Fund and would be categorized in level 1 of the fair value hierarchy.

Short-Term Debt Securities – Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Demand Notes and Certificates of Deposit – Short-term demand notes and certificates of deposit maturing within 60 days or less are stated at amortized cost, which approximates fair value, or using prices furnished by a pricing service using market inputs if their maturity is greater than 60 days. To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Derivative Instruments - Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.

The Fund’s securities are generally valued utilizing an independent pricing service. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser in conformity with guidelines adopted by and subject to review of the Board.

Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee. In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value exists, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on a (i) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (ii) yield to maturity with respect to debt issues, or a combination of these and other methods. To the extent that valuation of these securities is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in Level 3. Fair value pricing models are reviewed monthly. The outcomes of the pricing models are compared to significant observable market activity, if any exists, and to market valuations of any similar newly issued securities. Market resources are continually monitored to evaluate unobservable inputs such as general market commentary from financial institutions, commentary and reports from credit rating agencies and the financial reporting from municipal bond issuers.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following table is a summary of the inputs used to value the Fund’s assets and liabilities measured at fair value as of December 31, 2012:

Assets
	Level 1	Level 2	Level 3	Total

U.S. Government & Agency Obligations**	$-	$98,606,577	$65,298,806	$163,905,383

Short-Term Investments**	27,903,926	5,011,474	-	32,915,400

Total	$27,903,926	$103,618,051	$65,298,806	$196,820,783

Other Financial Instruments*
Short Futures Contracts	$115,453	$-	$-	$115,453

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are presented at the unrealized appreciation on the instrument.

** Refer to Schedule of Investments for further classifications of U.S. Government & Agency Obligations and Short-Term Investments.

There were no transfers into or out of Level 1 during the period.

Level 2 Reconciliation Disclosure
The following amounts were transfers in/(out) of Level 2 assets:

U.S. Government & Agency Obligations

Transfers into Level 2	$-
Transfers out of Level 2	(24,712,206)
Net transfers in and/or (out) of Level 2	$(24,712,206)

Transfers were made into Level 3 from Level 2 because securities which were priced by an independent third party service provider using observable inputs are currently being manually priced utilizing the Adviser’s model.

Level 3 Reconciliation Disclosure
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Municipal Bonds	U.S. Government & Agency Obligations	Total Investments in Securities
Balance as of December 31, 2011	$7,700,000	$40,498,500	$48,198,500

Accretion/(Amortization)	-	(290,802)	(290,802)

Realized gain (loss)	(495,625)	-	(495,625)

Change in unrealized appreciation (depreciation)	-	378,902	378,902

(Sales)	(7,204,375)	-	(7,204,375)

Transfers into Level 3	-	24,712,206	24,712,206

Balance as of December 31, 2012	$-	$65,298,806	$65,298,806

Change in unrealized appreciation during the period of Level 3 investments held at December 31, 2012.			$378,902

Significant Unobservable Inputs
Significant unobservable valuation inputs developed by the Board of Trustees for material Level 3 investments as of December 31, 2012, are as follows:

	Fair Value at			Range
Description	12/31/12	Valuation Techniques	Unobservable Input	(Weighted Avg.)

U.S. Government &
Agency Obligations	$ 65,298,806	Yield spreads	Yield Spreads	0.10% - 2.00% (0.70%)

NOTE 4. DERIVATIVES

The Adviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as futures), and options on futures contracts to hedge the portfolio from interest rate risk. The Adviser uses instruments to extend the Fund’s duration when interest rates are expected to decline or reduce the Fund’s duration when interest rates are expected to rise. The main purpose of utilizing these derivative instruments is to reduce the volatility of the Fund’s NAV.

GAAP requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

The average daily fair value of purchased and written options during the year ended December 31, 2012 were $17,317 and $3,018, respectively. The average monthly notional amount of short futures contracts during the year ended December 31, 2012 was $36,579,255.

Transactions in written options contracts and the respective premium amounts for the year ended December 31, 2012, are as follows:

	Number of	Premiums
	Contracts	Received
Outstanding at December 31, 2011	-	$-
Options written	750	228,594
Options closed	(675)	(209,641)
Options expired	(75)	(18,953)
Options exercised	-	-
Outstanding at December 31, 2012	-	$-

The locations on the Statement of Assets and Liabilities of the Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Values of Derivative Instruments as of December 31, 2012 on the Statement of Assets and Liabilities:

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments	Location	Fair Value	Location	Fair Value
Interest Rate Contracts - Futures*	Net Assets – unrealized appreciation on futures contracts	$115,453	N/A	$-
Total		$115,453		$-

*Includes cumulative appreciation of futures contracts as reported in Schedule of Short Futures Contracts. The current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging	Purchased	Written	Futures
instruments	Options	Options	Contracts	Total
Interest Rate Contracts	($464,203)	$8,375	($2,092,375)	($2,548,203)
Total	($464,203)	$8,375	($2,092,375)	($2,548,203)

Change in Unrealized Appreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures Contracts	Total
Interest Rate Contracts	$370,312	$370,312
Total	$370,312	$370,312

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement, (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of non-interested person Trustees, and extraordinary expenses including litigation to which the Fund may be a party. As compensation for its management services and agreement to pay the Fund’s expenses, the Fund is obligated to pay the Adviser a fee at the annual rate of 1.00% of the average value of the daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the Adviser. The Adviser has contractually agreed to waive fees and/or reimburse expenses to limit Fund expenses for the period May 1, 2011 through April 30, 2013 as follows: (a) to waive management fees for that period in the amount of 0.61% of the average daily net assets of Class I, provided the Fund pays all of the operating expenses it incurs in connection with Class I, except for (i) distribution expenses and (ii) fees (but not out-of-pocket expenses) payable for accounting, administration and transfer agent services; and (b) to waive management fees for that period in the amount of 0.61% of the average daily net assets of Class Y and waive shareholder service fees for that period in the amount of 0.20% of the average daily net assets of Class Y, provided the Fund pays all of the operating expenses it incurs in connection with Class Y, except for (i) distribution expenses and (ii) fees (but not out-of-pocket expenses) payable for accounting, administration and transfer agent services; provided, however, that the Fund shall never pay more operating expenses under this agreement for the period for either Class than it would pay if this agreement were not in effect.

The Fund adopted a shareholder services plan for each share class (collectively, the “Plans”) under which the Adviser will provide, or arrange for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, each share class pays the Adviser a monthly fee at an annual rate of 0.25% of its average daily net assets. The Plans are compensation plans, which mean that payments are made to the Adviser regardless of its shareholder servicing expenses actually incurred. Therefore, payments under a Plan may exceed shareholder service expenses incurred pursuant to the Plan, and the Adviser is permitted to retain the excess. For the year ended December 31, 2012, the service fees incurred were $1,333 and $487,192 for Classes I and Y, respectively. For the year ended December 31, 2012, the Adviser waived service fees totaling $389,753 for Class Y shares. At December 31, 2012, the service fees payable were $8,544.

The Fund is not obligated to reimburse the Adviser for any fees or expenses waived in previous fiscal years. For the year ended December 31, 2012, the Adviser earned a fee of $1,954,239 from the Fund. For the year ended December 31, 2012, the Adviser waived fees and expenses totaling $3,277 for Class I and $1,578,563 inclusive of the aforementioned service fee waiver, for Class Y. At December 31, 2012, the Fund owed the Adviser $64,302 for its advisory services.

The Fund retains U.S. Bancorp Fund Services, LLC, (“USBFS”) to provide the Fund with administrative services, fund accounting and transfer agency services, including all regulatory reporting and necessary office equipment and personnel. U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian. The Adviser paid all (but not out-of-pocket expenses) fees payable for administrative, transfer agency and fund accounting services, as well as, all the distributor fees on behalf of the Fund. Quasar Distributors, LLC, (the Distributor) acts as the principal distributor of the Fund’s shares. The Distributor is an affiliate of USBFS and US. Bank, N.A.

NOTE 6. INVESTMENTS

For the year ended December 31, 2012, purchases and sales of investment securities, other than short-term investments (money market funds, futures, options, and certificate of deposits) were as follows:

Amount
Purchases
U.S. Government Obligations	$85,509,627
Other	-

Sales
U.S. Government Obligations	$93,373,969
Other	7,204,375

NOTE 7. FEDERAL TAX INFORMATION

The following balances for the Fund are as of December 31, 2012, the Fund’s most recent fiscal year end:

Amount
Cost of investments for tax purposes	$190,266,090

Gross tax unrealized appreciation	6,596,370

Gross tax unrealized depreciation	(41,677)

Net tax unrealized appreciation on investments	6,554,693

Undistributed ordinary income	146,237

Undistributed long-term capital gains	-

Total distributable earnings	146,237

Other accumulated gains/(losses)	(19,796,414)

Total accumulated earnings (losses)	$(13,095,484)

The capital loss carryforwards at December 31, 2012, which may be carried over to offset future capital gains and their year of expiration are as follows:

Capital Loss Carryforward	Expiration
724,416	12/31/2014
1,563,354	12/31/2015
115,204	12/31/2016
3,747,826	12/31/2017
2,671,378	12/31/2018
10,974,236	Unlimited
19,796,414

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Further, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Of the $10,974,236 of capital loss carryforwards which do not have an expiration, $4,535,553 are characterized as short-term and $6,438,683 are characterized as long-term.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

The Fund paid monthly distributions of net investment income totaling $0.13 per share for Class I and $0.15 per share for Class Y during the year ended December 31, 2012. The tax character of distributions paid during 2012 and 2011 for the Fund was as follows:

	Fiscal Year Ended December 31, 2012		Fiscal Year Ended December 31, 2011
	Class I	Class Y	Class I	Class Y
Distributions paid from:

Ordinary Income	$7,328	$3,162,967	$79,858	$3,508,325
Short-term Capital Gain	-	-	-	-
Long-term Capital Gain	-	-	-	-

NOTE 9. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2012, the District School Board of Taylor County, Florida owned 85% of the outstanding shares of Class I. As of December 31, 2012, the District School Board of Pasco County, Florida owned 42% of the outstanding shares of Class Y and the School Board of Polk County, Florida owned 27% of the outstanding shares of Class Y.

NOTE 10. MATTERS SUBMITTED TO SHAREHOLDER VOTE (Unaudited)

A special meeting of Shareholders of The Core Fund (the “Fund”) took place on October 11, 2012 to approve an investment advisory agreement with Wertz York Capital Management Group LLC. All Fund shareholders of record at the close of business on August 31, 2012 were entitled to vote. As of the record date, there were 19,558,380.98 shares of beneficial interest of the The Core Fund outstanding. Of the 12,896,895.21 shares represented in person and by proxy, 12,896,895.21 or 100%, voted in favor of the proposal (representing 65.94% of total outstanding shares), with no votes against or withheld. Accordingly, the proposal was approved.

NOTE 11. APPROVAL OF NEW MANAGEMENT AGREEMENT (Unaudited)

The New Advisory Agreement was approved by the majority of the Board, including two of the three Independent Trustees, at an in-person meeting held on September 7, 2012. The other Independent Trustee was not able to attend the meeting. The Board reviewed the materials provided by WY Capital in advance of the meeting, which included, among other items, (i) a representation that WY Capital had taken steps to assure that there would be little or no effect on its operations, portfolio management or compliance functions as a result of the planned restructuring of WY Capital, (ii) a discussion of WY Capital’s business continuity plan after the restructuring, (iii) a description of WY Capital’s services to the Fund and other clients, (iv) a description of WY Capital’s financial resources after the restructuring, (v) a description of the compensation received by WY Capital from the Fund, (vi) a report comparing the performance of the Fund to the performance of its benchmark, (vii) reports comparing the performance and expenses of the Fund to the performance, total operating expenses and advisory fees of other funds with similar objectives (the “peer group”) and (viii) a discussion concerning the profitability of the Fund to WY Capital (collectively, the “Report”).

As to the nature, extent and quality of the services provided by WY Capital, the Trustees reviewed information provided in the Report regarding WY Capital’s business, personnel and management style. They noted that WY Capital continued to be proactive in taking steps to compete with other funds, including the use of futures contracts and short sales in an attempt to manage the duration of the Fund, which had been successful in preserving principal, consistent with the Fund’s objective. WY Capital reminded the Trustees that the Fund also has the ability to use reverse repurchase agreements. Although these investment techniques require more time and diligence from WY Capital, the Trustees noted that the techniques have been instrumental in successfully managing the Fund through varying interest rate environments and yield curves. For example, WY Capital has used interest rate futures to hedge the Fund’s interest rate-sensitive assets from rising rates while realizing gains when the underlying interest rates rise. In addition, implementing this type of interest rate futures strategy has allowed WY Capital to maintain the Fund’s competitive yield versus money market funds while not taking significant additional risk to the NAV. The Trustees also noted that they had reviewed, at previous Board meetings, quarterly and annual reports from the Fund’s Chief Compliance Officer regarding WY Capital’s compliance procedures with respect to the Fund, WY Capital’s brokerage policies and a certification from WY Capital regarding its Code of Ethics. They noted that they had also reviewed WY Capital’s Form ADV Part II, which described the educational and professional background of WY Capital’s investment personnel and reviewed WY Capital’s profit and loss statement for the six month period ended June 30, 2012 and the seven month period ended July 31, 2012 and its balance sheet as of June 30, 2012 and as of July 31, 2012.

The Board next discussed the planned restructuring of WY Capital that will lead to the departure of one of its principals, Mitchell York, who is also the Fund’s co-portfolio manager. The Board noted that WY Capital had represented that it had taken steps to assure that there would be little or no effect on its operations, portfolio management or compliance functions due to Mr. York’s departure, because the remaining personnel provide sufficient depth to continue to provide investment management services to the Fund. WY Capital pointed out that Mr. Wertz and Mr. York were co-portfolio managers of the Fund and represented that each was capable of managing the Fund without the other. The representatives also noted that Mr. Wertz had managed the Fund without Mr. York in the past when Mr. York had been out of the country for a year, and that WY Capital planned to hire additional personnel to assist with analytics and trading. The representatives also informed the Board that Mr. York would still be available to the firm on a consulting basis regarding economic strategy and forecasting, and that he would help train personnel to assist in the management of the Fund, if needed. The Board noted that Mr. York will also continue to attend Board meetings as Secretary of the Fund. The Board next discussed the business continuity plan of WY Capital after the restructuring and noted that WY Capital had represented that Mr. York would be available to manage the portfolio in the case of Mr. Wertz’s absence. The Board next reviewed information presented by WY Capital regarding its expected financial resources after the restructuring. The representatives pointed out that the transaction would free up resources, as the draws and other compensation that would no longer be payable to Mr. York are in excess of the estimated amounts of debt service payable by WY Capital to finance the transaction. After an analysis of the expected financial resources, the Board determined that WY Capital would have more financial resources available to meet its obligations to the Fund after the transaction and that WY Capital had also demonstrated its capacity to service debt obligations after the transaction. The Trustees discussed the terms of the Management Agreement, and concluded that the nature and extent of services of WY Capital were reasonable and consistent with the Board’s expectations. The Trustees concluded that, after Mr. York’s departure, WY Capital will have the ability and resources to continue to provide a high quality level of advisory services to the Fund.

As for the investment performance of WY Capital, the Trustees reviewed the information provided in the Report regarding the performance of the Fund as compared to the One-Year Constant Maturing Treasury index (“CMT”), the Fund’s benchmark index, noting that, while the Fund had underperformed the CMT for the 1-year period due to the nature of the Fund and the interest rate environment, the Fund’s Class I shares had outperformed the CMT over the 3-year, 5-year and since-inception periods and the Fund’s Class Y shares had outperformed the CMT over the 5-year and since-inception periods. The Trustees also reviewed information provided regarding the performance of the Fund, as compared to a peer group of Short-Term Government Bond Funds (86 funds) and a peer group of Ultrashort Bond Funds (46 funds). Representatives of WY Capital indicated that the Fund falls between the two peer groups, as there is no ultra-short category for Government Funds. The Fund has a duration similar to the Ultrashort Bond Funds (but does not have the credit risk), and has a credit risk similar to Short-Term Government Bond Funds (but has a shorter duration). The representatives indicated that the peer group information had been obtained from Morningstar, and they pointed out that for the 12-month period ended August 24, 2012, the Fund had underperformed the Ultrashort Bond Fund peer group because funds with credit risk performed better, and had underperformed the Short-Term Government Fund peer group because of the Fund’s shorter duration. The representatives pointed out that the Fund’s risk-adjusted return for the period, as measured by its Sharpe ratio, was lower than its peer group, but noted that the Fund will have a better relative Sharpe ratio when rates are going up, and a worse relative Sharpe ratio when rates are stable or going down (as they did in 2011). The representatives also pointed out that the Fund is achieving its returns with substantially less volatility than its competitors. They referred the Trustees to a Morningstar chart showing that the Fund’s standard deviation was ranked in the top 5% for lowest volatility in its Short-Term Government Bond peer group for 2011, and the top 8% in its Ultrashort Bond peer group. The Trustees remarked that the Fund’s returns relative to its benchmark and its low relative volatility demonstrated that WY Capital was doing a good job of meeting the Fund’s objective of a high level of income over the long term consistent with preservation of capital. After discussion, the Trustees concluded that WY Capital had performed well overall, particularly as opposed to the CMT index. The Trustees did not consider performance of WY Capital in managing other accounts because there is no other account that uses the same strategy as the Fund.

The Board noted that under the New Advisory Agreement WY Capital would receive an annual fee from the Fund equal to 1.00% of the Fund’s average daily net assets, and that this fee was the same as that under the Prior Advisory Agreement. As to the cost of the services provided by WY Capital, the Trustees noted that because WY Capital will continue to pay a large portion of the Fund’s expenses out of the advisory fee, it was more appropriate to compare the Fund’s management fee, net of Fund expenses paid under the waiver arrangement, with the management fees paid by other funds. The Trustees then reviewed the information in the Report showing that the Fund’s blended net fee to WY Capital was 37 basis points in 2011, as compared to the average management fee for each peer group of 40 basis points. The Trustees next reviewed information in the Report showing that the expense ratio of the Fund (after fee waiver and payment of Fund expenses) was comparable to the average expense ratio for the Short-Term Government Bond peer group, which the Trustees thought was the more appropriate comparison given the special expertise and significant time commitment required for WY Capital to manage the Fund’s duration. After discussion, the Trustees concluded that the advisory fee and expense ratio were reasonable. The Trustees also reviewed a profitability analysis prepared by WY Capital that detailed the cost to WY Capital of providing services to the Fund and the profitability to WY Capital of the services provided to the Fund. It was the consensus of the Trustees, based on the information provided, that WY Capital’s profitability was reasonable and that there were no significant economies of scale being realized by WY Capital at this time. The Trustees also reviewed information regarding WY Capital’s receipt of research information from brokers with whom Fund transactions are executed and, in particular, soft dollar credits received on transactions executed on behalf of the Fund. The Trustees discussed the value of such research to WY Capital and its use in managing the Fund.

The Board also considered the fact that WY Capital has been waiving fees for the Fund to maintain expenses at current levels and was committed to do so through April 30, 2013.

The Trustees also discussed the written materials that they had received before the meeting and WY Capital’s oral presentation and other information that the Board received at the meeting, and deliberated on the approval of the New Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling. After further discussion, and based upon all of the abovementioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the majority of the Board, including a majority of the Independent Trustees, determined that the approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
The Core Fund

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and short futures contracts, of The Core Fund (the “Fund”), a series of WY Funds, as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Core Fund as of December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 27, 2013

PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the 12 month period ending June 30 of each year are available without charge, upon request by calling the Fund at (866) 329-2673 and in documents filed with the SEC on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

WY Funds, Inc. files the Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request by calling the Fund at (866) 329-2673 and in documents filed with the SEC on the SEC’s website at www.sec.gov.

INDEMNIFICATIONS (Unaudited)

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling (866) 329-2673.

	Position(s)	Term of Office		Other
Name and	Held with the	and Length	Principal Occupation(s) During	Directorships
Year of Birth	Fund	of Time Served	Past 5 Years	Held by Director

“Disinterested Persons”

Randy K. Sterns 1952	Trustee	Since 2004- indefinite term	Attorney- Bush, Ross, P.A.	None

Tammy Evans 1970	Trustee	Since 2004- indefinite term
CFO of North America System & Technology - IBM (May 2012 – Current); Director of Treasury – IBM (April 2010 – May 2012); Vice President- Marriot Vacation Club International, Inc. (June 2004-March 2010)
None

Douglas B. Conner 1942	Trustee	Since 2004- indefinite term	Managing Partner- Conner Properties, LLP; Chairman- J.W. Conner & Sons, Inc.; Chairman-Delta Asphalt Paving Co.; Vice President – Clear Springs Land Co., LLC; Canterbury Power Non-profit	None

“Interested Persons”

M. Brent Wertz 1 1969	President	October 2012- indefinite term	Managing Member, Wertz York Capital Management Group LLC	None

	Trustee/ Treasurer	Since 2004- indefinite term

Mitchell York 1968	Secretary	October 2012- indefinite term	Senior Advisor	None

	President	Since 2004- October 2012	Managing Member, Wertz York Capital Management Group LLC

David E. Scott 1971	Chief Compliance Officer	Since 2008- indefinite term
Managing Member, D.E. Scott & Associates, LLC (December 2005-present); Chief Compliance Officer, Strategic Value Partners, LLC (August 2004 -December 2005); Managing Director, IMRC Group (August 2003-August 2004).
None

1
Mr. Wertz is a “interested person” of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an “interested person” of the Trust because he has an ownership interest in the Adviser.

PRIVACY POLICY (Unaudited)

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●
Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

●
Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

TRUSTEES
M. Brent Wertz, Chairman
Douglas Conner
Tammy Evans
Randy K. Sterns

OFFICERS
M. Brent Wertz, President & Treasurer
Mitchell P. York, Secretary
David E. Scott, CCO

FUND ADVISER
Wertz York Capital Management Group, LLC
5502 North Nebraska Avenue
Tampa, FL 33604

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Thompson Hine LLP
312 Walnut St., Suite 1400
Cincinnati, OH 45202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, WI 53202

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing. Distributed by Quasar Distributors, LLC, (02/13).

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Tammy Evans is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” provided by the principal accountant were review of Fund’s Prospectus.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2012	FYE 12/31/2011
Audit Fees	$15,500.00	$15,500.00
Audit-Related Fees	$0.00	$0.00
Tax Fees	$1,000.00	$1,000.00
All Other Fees	$1,200.00	$500.00

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2012	FYE 12/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2012	FYE 12/31/2011
Registrant	$0.00	$0.00
Registrant’s Investment Adviser	$0.00	$0.00

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  WY Funds

By (Signature and Title /s/ M. Brent Wertz
                                          M. Brent Wertz, President, Treasurer

Date  March 8, 2013